UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 Pater House, Psaila Street

Birkirkara, Malta, BKR 9077

(Address of principal executive offices)

(268) 562-9111

(Registrant’s telephone number, including area code)

___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 7, 2019, Esports Entertainment Group, Inc. (the “Company”), accepted the resignation of UHY McGovern Hurley LLP, Chartered Professional Accountants (“UHY”) as the Company’s independent registered public accounting firm, effective immediately.

The audit report of UHY on the Company’s consolidated financial statements as of and for the year ended June 30, 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended June 30, 2018 and June 30, 2017, the audit reports on the consolidated financial statements of the Company contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

For the year ended June 30, 2018, and in the subsequent interim period through March 7, 2019, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of UHY would have caused them to make reference thereto in their report on the financial statements for such period.

For the year ended June 30, 2018, and through the interim period ended March 7, 2019, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On March 18, 2019, the Company provided UHY with its disclosures in this Current Report on Form 8-K disclosing the resignation of UHY and requested in writing UHY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. UHY’s response is filed as an exhibit to this Current Report on Form 8-K.

On March 20, 2019, the Board of Directors of the Company approved the engagement of Rosenberg Rich Baker Berman P.A., effective immediately, as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending June 30, 2019.

Prior to retaining Rosenberg Rich Baker Berman P.A., the Company did not consult with Rosenberg Rich Baker Berman P.A. regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1*	Letter from UHY McGovern Hurley LLP, Chartered Professional Accountants, dated March 20, 2019

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: March 21, 2019	By:	/s/ Grant Johnson
Grant Johnson Chief Executive Officer